Exhibit 12(h)

August 8, 2024

Brandes Core Plus Fixed Income Fund

Brandes Emerging Markets Value Fund

Brandes Global Equity Fund

Brandes International Equity Fund

Brandes International Small Cap Equity Fund

Brandes Separately Managed Account Reserve Trust

Brandes Small Cap Value Fund

Brandes Investment Trust

4275 Executive Square, 5th Floor

La Jolla, California 92037

Brandes Core Plus Fixed Income Fund

Brandes Emerging Markets Value Fund

Brandes Global Equity Fund

Brandes International Equity Fund

Brandes International Small Cap Equity Fund

Brandes Separately Managed Account Reserve Trust

Brandes Small Cap Value Fund

Datum One Series Trust

333 S. Wabash Avenue

Chicago, IL 60604

Ladies and Gentlemen:

We hereby consent to the filing, as an exhibit to Post Effective Amendment No. 2 to your Registration Statement on Form N-14 (File No. 333-277906), of our opinions, dated August 5, 2024, addressed to you as to certain tax matters related to the acquisition of the assets of (i) Brandes Core Plus Fixed Income Fund, a series of Brandes Investment Trust, by Brandes Core Plus Fixed Income Fund, a series of Datum One Series Trust, (ii) Brandes Emerging Markets Value Fund, a series of Brandes Investment Trust, by Brandes Emerging Markets Value Fund, a series of Datum One Series Trust, (iii) Brandes Global Equity Fund, a series of Brandes Investment Trust, by Brandes Global Equity Fund, a series of Datum One Series Trust, (iv) Brandes International Equity Fund, a series of Brandes Investment Trust, by Brandes International Equity Fund, a series of Datum One Series Trust, (v) Brandes International Small Cap Equity Fund, a series of Brandes Investment Trust, by Brandes International Small Cap Equity Fund, a series of Datum One Series Trust, (vi) Brandes Separately Managed Account Reserve Trust, a series of Brandes Investment Trust, by Brandes Separately Managed Account Reserve Trust, a series of Datum One Series Trust, and (vii) Brandes Small Cap Value Fund, a series of Brandes Investment Trust, by Brandes Small Cap Value Fund, a series of Datum One Series Trust.

Very truly yours,

/s/ Ropes & Gray LLP

Ropes & Gray LLP